      THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
      THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITY MAY NOT BE OFFERED,
       SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION
        THEREFROM UNDER SAID ACT.  THE INDENTURE UNDER WHICH THIS SECURITY IS
       ISSUED HAS NOT BEEN QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939, AS
                                       AMENDED.


No.                                                     $

                                 INAMED CORPORATION

promises to pay to

or registered assigns, the principal sum of        Dollars on March 31,1999.

                       11.00% SECURED CONVERTIBLE NOTE DUE 1999

        Interest Payment Dates:  March 31, June 30, September 30, December 31

             Record Dates:  March 15, June 15, September 15, December 15

                             Dated:

                             INAMED CORPORATION


                             By:
                                --------------


Authenticated:

Santa Barbara Bank & Trust             OR     [AUTHENTICATING AGENT'S NAME]


By:                          By:
   ---------------------        -------------------------------
   Authorized Signature               Authorized Signature

                                  INAMED CORPORATION


                       11.00% Secured Convertible Note due 1999

               1.      INTEREST AND MATURITY.

               INAMED CORPORATION, a Florida corporation (the "COMPANY"), which term includes any successor issuer under the Indenture referred to herein), hereby promises to pay interest on the principal amount of this 11.00% Secured Convertible Note due 1999 (this "SECURITY") at a rate per annum (the "APPLICABLE RATE") for any Interest Period until March 31, 1999 (the "MATURITY DATE") equal to 11.00%.

               Upon the occurrence of any Event of Default (as defined in the Indenture) except for a failure to file a registration statement as described in the next sentence, the Applicable Rate shall be immediately increased by three and one-half percent (3 1/2%) (initially to 14.50% per annum) (such rate as in effect, the "DEFAULT RATE") until such Event of Default is no longer continuing, in which case the Applicable Rate shall return to the interest rate that would then be applicable to the Securities. As described more fully in paragraph 6 below, the interest rate on the Securities may also be increased if the Company fails timely to file a registration statement relating to the Common Stock issuable upon conversion of the Securities or if such registration statement is not timely declared effective.

               "INTEREST PERIOD" means the period from and including the first day of each January, April, July and October through the next applicable Interest Payment Date (as defined below); PROVIDED that the first "Interest Period" shall commence on and include the date on which this Security is issued and the last "Interest Period" shall terminate on the Maturity Date or such earlier date as this Security is redeemed.

       The Company will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year until the Maturity Date, commencing on the first such date after issuance, or if any such date is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"). Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of this Security through the date on which interest is paid. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest (without regard to any applicable grace periods) at the Default Rate. Interest will be computed on the basis of a 360-day year composed of 12 30-day months.

               2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except Defaulted Interest) to the person in whose name each Security is registered at the close of business on the March 15, June, 15, September 15 and December 15 immediately preceding the relevant Interest Payment Date (each a "REGULAR RECORD DATE"). The Holder must surrender the Security to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money, and may mail such check to the holder's registered address.

               3. PAYING AGENT AND REGISTRAR. The Company will initially act as Paying Agent and Registrar. The Company may change the Paying Agent, Registrar or co-registrar without prior notice. Subject to certain limitations in the Indenture, the Company or any of its Subsidiaries may act in any such capacity.

               4. INDENTURE. The Company issued the Securities under an Indenture dated as of January 2, 1996 (the "INDENTURE") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb as in effect on the date of the Indenture (the "Trust Indenture Act"). The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

               The Securities are secured obligations of the Company limited to $35,000,000 aggregate principal amount (subject to Section 2.9 of the Indenture). The Indenture imposes certain limitations on the Company and the Guarantors, including, subject to certain exceptions, the incurrence of Indebtedness, the payment of dividends on, and redemption of, the Capital Stock of the Company, the sale by the Company and certain of its Subsidiaries of assets, transactions with certain related persons, Liens on the Collateral securing the Securities and consolidations and mergers and transfer of all or substantially all the Company's and certain of its Subsidiaries' assets.

               As provided in the Indenture, the Securities are secured by the Lien of the Indenture and the other Collateral Documentation in respect of the Collateral. Each Holder, by accepting a Security, shall be bound by and entitled to the benefits of the Collateral Documentation, as the same may be amended from time to time pursuant to the provisions thereof and of the Indenture. The Securities and each Holder's rights thereunder and with respect to the Collateral are subject to the terms of the subordination in favor of all Senior Indebtedness, including any subordination or intercreditor agreements as may be requested by such holders of Senior Indebtedness.

               5. ESCROW; REDEMPTION. This Security will be subject to partial mandatory redemption if the event described in clause (i) of the second subparagraph of paragraph 6 below (relating to Automatic Conversion) fails to occur on or before January 23, 1997. In such event, this Security will be redeemed based upon its pro rata share (based upon all originally issued Securities) of certain escrowed amounts established in connection with the offering of the Securities as provided in the Indenture. The Securities will not be subject to optional prepayment prior to maturity without the consent of the Holder.

               6. CONVERSION RIGHTS. Subject to and upon compliance with the provisions of the Indenture, the registered holder of this Security has the right at any time after the 90th day following the final closing of the offering of Securities and prior to the close of business on the last trading day prior to March 31, 1999 (unless earlier converted or, in case this Security or any portion hereof shall be called for redemption prior to such date, then on or prior to the close of business on the last trading day preceding the Redemption Date, unless such Holder elects to waive such mandatory redemption as provided in the Indenture), to convert the principal amount hereof, or any portion of such principal amount which is $10,000 or an integral multiple of $1,000 in excess thereof, into that number of fully paid and nonassessable whole shares of common stock of the Company ("Common Stock") obtained by dividing the principal amount of the Security or portion thereof to be converted by the conversion price of $10.00 per share, as adjusted from time to time as provided in the Indenture (the "Conversion Price"), upon surrender of this Security to the Company at the office or agency maintained for such purpose (and at such other offices or agencies designated for such purpose by the Company), accompanied by written notice of conversion duly executed (and if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered holder of this Security) by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or its duly authorized attorney) and, in case such surrender shall be made during the period starting after the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last trading day preceding such Interest Payment Date, also accompanied by payment in funds acceptable to the Company of an amount equal to the per diem interest that would accrue on the principal amount of such security being converted from the date of such surrender to the date of such Interest Payment Date, and, in the case such surrender shall be made following a mandatory redemption under Article 9 of the Indenture, accompanied by payment in funds acceptable to the Company of any amounts required under Section 9.7 of the Indenture. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date immediately preceding an Interest Payment Date, no payment or adjustment shall be made on conversion for interest accrued hereon or for dividends on Common Stock delivered on conversion and interest accrued on a converted Security up to the date of conversion shall be paid to the Holder (on the date of conversion) within 10 Business Days of such conversion. The right to convert this Security is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, or sales or transfers of substantially all the Company's assets.

               AUTOMATIC CONVERSION. The Securities shall be automatically converted into Common Stock at the Conversion Price upon the occurrence of all of the following: (i) (a) the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Silicone Gel Breast Implant Products Liability Litigation (MDL 926)) shall issue an order certifying Inamed Corporation's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, which order shall become a Final Order and (b) the shares of Common Stock to be issued upon conversion of the Securities shall have been registered with the Commission under the Securities Act of 1933, as amended, pursuant to Section 8.14 hereof and such registration shall continue to be in effect, (ii) 180 days shall elapse from the date of the last to occur of the events described in subclauses (a) and
(b) of clause (i), (iii) subsequent to the occurrence of the events described in clauses (i) and (ii), the closing bid price of the Company's Common Stock as reported on the Nasdaq SmallCap Market or any other national securities exchange or over-the-counter market on which the Company's Common Stock is then listed or quoted shall equal or exceed $14.00 per share for 15 consecutive trading days and (iv) subsequent to the occurrence of the events described in clauses (i),
(ii) and (iii), the Company delivers to the Trustee an Officers' Certificate stating that no Material Adverse Change has occurred since the filing of the Company's Annual or Quarterly Report on Form 10-K or 10-Q filed most recently prior to the delivery of such Officers' Certificate. "Final Order" as used in this paragraph, means an order or judgment of the court with jurisdiction in the respective matter or other court of competent jurisdiction as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall then be pending or as to which any right to appeal, petition for certiorari, reargue, rehear or seek leave to appeal shall have been waived in writing in form and substance satisfactory to the Company or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired. The conversion of the Securities pursuant to this paragraph (the "Automatic Conversion") shall be deemed to have been effected as to any and all Outstanding

Securities on the date of the fifteenth consecutive trading day on which the Company's Common Stock shall have satisfied the trading requirements specified in clause (iii) of the first sentence of this paragraph, and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such Automatic Conversion on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which the Automatic Conversion is deemed to have been effected.

               REGISTRATION RIGHTS. The Company shall: (i) use its best efforts to file on or before March 31, 1996 (the "Filing Deadline") with the Commission, and shall use its best efforts to cause to become effective, a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issuable upon the conversion of the Securities. In the event the Commission or its staff determines that the Company is not eligible to register the shares of the Company's Common Stock issuable upon the conversion of the Securities on Form S-3, then the Company shall use its best efforts to file with the Commission by the Filing Deadline and shall use its best efforts to cause to become effective a registration statement on Form S-1 or another appropriate form of the Commission. The Company shall keep such registration statement on Form S-3 effective as long as permissible under the securities laws and shall keep any such registration statement on Form S-1 (or other form) effective until thirty (30) days following the earlier of: (A) Mandatory Conversion of the Securities or (B) the Stated Maturity of the Securities. If any such registration statement is not filed with the Commission on or before the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. If a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is not declared effective by the Commission within 90 days of the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. The amount of the liquidated damages (and the additional interest payable on the principal amount of the Securities) will increase by an additional one-half of one percent (1/2%) per annum with respect to each subsequent 90-day period until a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is declared effective by the Commission, up to a maximum amount of liquidated damages (additional interest) of five percent (5%) per annum. Such additional interest as liquidated damages with respect to the filing of a registration statement shall accrue until such time as the registration statement is filed with the Commission and such additional interest as liquidated damages with respect to the effectiveness of a registration statement shall accrue until such time as a registration statement complying with this paragraph is declared effective by the Commission. The payment of such interest shall not excuse the Company from its obligations to use its best efforts to register such shares of the Company's Common Stock issuable upon the conversion of the Securities.

       7. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $100,000 and integral multiples of $25,000 in excess thereof. The transfer of Securities may be registered, and the Securities may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

       8. PERSONS DEEMED OWNERS. The registered holder of a Security shall be treated as its owner for all purposes.

       9. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture, the Securities and the other documents executed and delivered in connection therewith may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in principal amount of then outstanding Securities. Without the consent of any Holder, the Indenture, the Securities or the other documents delivered in connection herewith may be amended, among other things, to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Holder.

       10.     DEFAULTS AND REMEDIES.  An Event of Default is defined in
Section 4.1 of the Indenture. If certain Events of Default occur and are continuing, the Holders of at least a majority in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders may not enforce the Indenture, the Securities or the Collateral Documentation except as provided in the Indenture. The Trustee does not have a right independent of the instruction of a majority in principal amount of Securities then outstanding to enforce the Indenture, the Securities or the Collateral Documentation. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, the Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their best interests. The Company must furnish an annual compliance certificate to the Trustee.

       11. TRUSTEE DEALINGS WITH THE COMPANY. Santa Barbara Bank & Trust, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

       12. NO RECOURSE AGAINST OTHERS. No director, officer, employee or stockholder, as such, of the Company or any of its Subsidiaries (other than Company or any other Subsidiary), shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

       13. DISCHARGE AND DEFEASANCE. Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

       14. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

       15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                                  INAMED CORPORATION
                                  3800 Howard Hughes Parkway, Suite 900
                                  Las Vegas, NV  89109
                                  Attention:  Michael D. Farney

                              FORM OF CONVERSION NOTICE

To: Inamed Corporation

The undersigned registered owner of the Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $10,000 or an integral multiple of $1,000 in excess thereof) below designated, into shares of Common Stock of Inamed Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this Security.

Principal amount to be converted
(if less than all):               $

Fill in for registration of shares
if to be delivered, and Securities
if to be issued, other than to and
in the name of the registered holder

Name:


Street Address (Including City, State and zip code):


Social Security or other Taxpayer
Identification Number:


Dated:                                                Signature(s)


                                                      --------------------


                                                      --------------------
                                                      Name(s):

Signature Guarantee:

                                   ASSIGNMENT FORM


               To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

- ----------------------------------------------------------------------
                 (Insert assignee's Social Security or Tax I.D. No.)

- ----------------------------------------------------------------------

- ----------------------------------------------------------------------

- ----------------------------------------------------------------------

- ----------------------------------------------------------------------
                (Print or type assignee's name, address and zip code)

and irrevocably appoint(s) ______________________________ agent to transfer this Note on the books of Inamed. The agent may substitute another to act for the agent.

- ------------------------------------------------------------------------------

Date:                             Your Signature:
      ------------------------                    ---------------------------

(Sign exactly as your name appears on the other side of this Note)


[Signature Guarantee]